Exhibit 99.1

HARBINGER GROUP INC.

ANNOUNCES LAUNCH OF ADD-ON DEBT OFFERING

NEW YORK – (BUSINESS WIRE) – July 18, 2013, – Harbinger Group Inc. (“HGI” or the “Company”; NYSE: HRG) announced today an offering of $150 million in aggregate principal amount of senior secured notes (the “New Notes”). The New Notes are to be issued under the same indenture governing the $700 million aggregate principal amount of 7.875% senior secured notes due 2019 that were issued on December 24, 2012. The offering is subject to market conditions and other factors.

The offering will be made solely by means of a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain persons in offshore transactions pursuant to Regulation S under the Securities Act.

The New Notes to be issued in the offering have not been and will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

This press release does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any security in any jurisdiction in which such offering, solicitation or sale would be unlawful.

Forward Looking Statements

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995: Some of the statements contained in the Press Release and certain oral statements made by our representatives from time to time regarding the matters described herein, including the commencement or completion of the offering are or may be forward-looking statements. Such forward-looking statements are based upon management’s current expectations that are subject to risks and uncertainties that could cause actual results, events and developments to differ materially from those set forth in or implied by such forward-looking statements. These statements and other forward-looking statements made from time-to-time by HGI and its representatives describe the offering and future plans, strategies and expectations of HGI, and are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may” or similar expressions. Factors that could cause actual results, events and developments to differ include, without limitation, capital market conditions, the ability of HGI’s subsidiaries (including, target businesses following their acquisition) to generate sufficient net income and cash flows to make upstream cash distributions, HGI and its subsidiaries ability to identify any suitable future acquisition opportunities, efficiencies/cost avoidance, cost savings, income and margins, growth, economies of scale, combined operations, future economic performance, conditions to, and the timetable for, completing the integration of financial reporting of acquired or target businesses with HGI or HGI subsidiaries, completing future acquisitions and dispositions, litigation, potential and contingent liabilities, management’s plans, changes in regulations, taxes and the risks that may affect the performance of the operating subsidiaries of HGI and those factors listed under the caption “Risk Factors” in HGI’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, filed with the Securities and Exchange Commission. All forward-looking statements described herein are qualified by these cautionary statements and there can be no assurance that the actual results, events or developments referenced herein will occur or be realized. HGI does not undertake any obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operation results.

About Harbinger Group, Inc.

Harbinger Group Inc. (“HGI”; NYSE: HRG) is a diversified holding company. HGI’s principal operations are conducted through companies that: offer life insurance and annuity products; branded consumer products (such as consumer batteries, residential locksets, residential builders’ hardware, faucets, shaving and grooming products, personal care products, small household appliances, specialty pet supplies, lawn, garden and home pest control products, personal insect repellents); provide asset-backed loans; and own energy assets. HGI is principally focused on acquiring controlling and other equity stakes in businesses across a diversified range of industries and growing its existing businesses. In addition to HGI’s intention to acquire controlling equity interests, HGI may also from time to time make investments in debt instruments and acquire minority equity interests in companies. HGI is headquartered in New York and traded on the New York Stock Exchange under the symbol HRG. For more information on HGI, visit: www.harbingergroupinc.com.

Contacts

Investors:

Harbinger Group Inc.

Investor Relations

Tara Glenn

212-906-8560

investorrelations@harbingergroupinc.com

Media:

Jamie Tully/Michael Henson

Sard Verbinnen & Co

212-687-8080

Source: Harbinger Group Inc.

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